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               LIMITED WAIVER REGARDING CERTAIN CLOSING CONDITIONS



                                                            April 13, 2000



e.spire Communications, Inc.
12975 Worldgate Drive
Herndon, Virginia 20170


Attention:  Juliette Pryor
            General Counsel


Ladies and Gentlemen:

       Reference is made to those certain Purchase Agreements dated March 1, 2000 (the "Purchase Agreements"; capitalized terms defined therein being used herein as defined therein), among e.spire Communications, Inc. (the "Company") and each of (i) The Huff Alternative Income Fund, L.P. ("Huff"), (ii) Greenwich Street Capital Partners II, L.P., GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P. (together, "Greenwich Street") and (iii) the Honeywell International Inc. Master Retirement Fund ("Honeywell", together with Huff and Greenwich Street, the "Investors").

       The Company has informed the Investors that (a) its financial results for the fiscal year ended December 31, 1999 were significantly below market-expectations and resulted in the Company's violation of its covenants in the Credit Agreement, which caused the Company to be in default under the Credit Agreement, (b) the Company has not been able to file its Annual Report on Form 10-K for the year ended December 31, 1999 on a timely basis (but will file it within the timer period permitted by Rule 12b-25 of the Exchange Act) and (c) the lenders under the Credit Agreement have waived the covenant violations in clause (a) and certain other defaults pursuant to the attached waiver (the "Bank Waiver"). Such events and defaults referred to in the previous sentence, collectively, are referred to herein as the "December 31, 1999 Consequences, the Company has informed the Investors that it will not be able to comply with certain conditions set forth in Section 6 of the Purchase Agreements which must be satisfied for the Investors to participate in the Final Closing and the Company therefore seeks this limited waiver with respect to such conditions solely to the extent the Company cannot comply therewith as a result of the December 31, 1999 Consequences (the "Failed Conditions").

       The undersigned Investors hereby agree:
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       (1)    that the Failed Conditions are waived to the extent that such conditions will not be satisfied solely as a result of the December 31, 1999 Consequences; and

       (2) to waive any and all right to terminate the Purchase Agreements pursuant to Section 10 thereof to the extent that the Investors may have a right to terminate the Purchase Agreements thereunder solely as a result of the December 31, 1999 Consequences.

       This waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The waiver set forth herein shall become effective upon the delivery to the Company and each Investor of (i) counterparts hereof duly executed and delivered by each of the Investors and (ii) the Bank Waiver duly executed and delivered by the requisite number of lenders under the Credit Agreement.

       Except as expressly modified by this waiver, the Purchase Agreements shall remain in full force and effect in accordance with their terms, and the Investors' obligation to consummate the Final Closing shall remain subject to the satisfaction of all conditions contained in the Purchase Agreements. This limited waiver is limited to the matters expressly stated herein and no other matters and does not constitute a waiver of any other closing conditions or rights of termination arising out of any other facts and circumstances other than the December 31, 1999 Consequences.

       This limited waiver and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with the State of New York, without regard to conflicts of laws principles.


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       IN WITNESS WHEREOF, the undersigned have caused this Waiver to be duly executed and delivered by their respect officers thereunto duly authorized as of the date first written above.

                                    INVESTORS:

                                    THE HUFF ALTERNATIVE INCOME FUND, L.P.


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:

                                    GREENWICH STREET CAPITAL PARTNERS II, L.P.

                                    By:  Greenwich Street Investors II,
                                    L.L.C., general partner


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:

                                    GSCP OFFSHORE FUND, L.P.

                                    By:  Greenwich Street Investors II,
                                    L.L.C., general partner


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:

                                    GREENWICH FUND, L.P.

                                    By:  Greenwich Street Investors II,
                                    L.L.C., general partner


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:
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                                    GREENWICH STREET EMPLOYEES FUND, L.P.

                                    By:  Greenwich Street Investors II,
                                    L.L.C., general partner


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:

                                    TRV EXECUTIVE FUND, L.P.

                                    By:  Greenwich Street Investors II,
                                    L.L.C., general partner


                                    By:
                                         -------------------------------
                                            Name:
                                            Title:



                                    THE HONEYWELL INTERNATIONAL INC. MASTER
                                    RETIREMENT TRUST

                                    By:  WRH TELECOM PARTNERS, L.L.C.


                                    By:
                                         -------------------------------
                                            Name:
                                            Title: